                                                                   Exhibit 10.36

                              EMPLOYMENT AGREEMENT
                              --------------------


         THIS EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into
                                          ---------
as of the 1st day of April, 2001, by and between HORIZON PHARMACIES, INC., a Delaware corporation (the "Company") and PHILIP D. STONE, an individual (the
                           -------
"Executive").
 ---------

                                   WITNESSETH:

         WHEREAS, the Company is engaged in the business of owning and operating a chain of retail pharmacy stores and related businesses;

         WHEREAS, the Company expects to invest and expend substantial time, effort and money to develop methods, approaches, strategies and systems which, in the Company's view, constitute trade secrets and confidential or proprietary information;

         WHEREAS, the Company desires to obtain the Executive's services to assist in operating its business on the terms and conditions herein provided; and

         WHEREAS, the Executive is willing to commit himself to serve the Company on the terms and conditions herein provided.

         NOW THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Employment. The Company shall employ the Executive and the
                  ----------
Executive shall serve the Company, on the terms and conditions set forth herein.

         2.       Term. The employment of the Executive by the Company shall
                  ----
commence as of April 1, 2001(the "Effective Date") and end on the first
                                  --------------
anniversary of such Effective Date; subject, however, to the termination
                                    -------  -------
provisions contained herein. The Executive's employment by the Company shall continue after the expiration of the term of this Agreement and this Agreement shall automatically be renewed for additional successive one (1) year terms unless and until (i) terminated by either party prior at the end of the initial term or any renewal term by giving to the other party not less than ninety (90) days prior written notice of such termination; or (ii) earlier terminated by either party as otherwise provided in Section 6 or 7 hereof.

         3.       Position and Duties.
                  -------------------

                  (a)   Position. The Executive shall be employed by the Company
                        --------
         as Chief Operating Officer, with such title as from time to time designated by the Board of Directors of the Company (the "Board") and
                                                                   -----
         shall report to the Board and such other persons as the Board may from time to time designate. In addition, the Executive shall, if requested and duly appointed or elected pursuant to the Company's Certificate of Incorporation and Bylaws, serve as a member of the Board. The Executive shall have such duties and powers as may be delegated to him from time to time by the Board.

               (b)  Duties. The Executive agrees that he will:
                    ------

                    (i) Faithfully and diligently serve the Company to the best of his ability in an executive capacity.

                    (ii) Hold such offices and positions with the Company as the stockholders or the Board may determine from time to time.

                    (iii) Perform such executive duties as may be committed to him by the Board.

                    (iv) Devote his full working time and attention to the business of the Company.

                    (v) Stand for election as a member of the Board and serve as a director if and when so elected.

                    (vi) Not engage in or associate himself with any other business or enterprise, either directly or indirectly, as an employee, contractor or consultant during the term of his employment under this Agreement. This provision is not intended to prevent the Executive from holding positions in non-profit or charitable organizations, or owning stock or other equity positions in other businesses, as long as the Executive does not take an active role in the management thereof.

                    (vii) Be available to travel both domestically and
               internationally on Company business as the needs of the Company may reasonably require.

          4.   Place of Performance. The Executive shall be based at the
               --------------------
principal executive offices of the Company which shall initially be located in Denison, Texas, but which thereafter may be established at any other location as determined by the Board.

          5.   Compensation and Related Matters.
               --------------------------------

               (a)  Salary. During the term of this Agreement, the Company shall
                    ------
          pay to the Executive as base compensation for his services hereunder an annual salary of One Hundred Eighty-Five Thousand Dollars ($185,000) (the ("Annual Salary") payable in accordance with the
                            -------------
          Company's payroll policy as then in effect. The Board, upon the recommendation of any committee appointed by the Board to oversee compensation issues (the "Compensation Committee") or in its
                                    ----------------------
          discretion, may at any time increase the amount of the Executive's Annual Salary as it may deem appropriate.

                  (b)      Incentive Bonus. In addition to the compensation
                           ---------------
         provided for under Section 5(a) above, the Executive will be eligible to be paid an annual incentive bonus up to thirty-three and one-third percent (33 1/3%) of the Executive's Annual Salary as provided in
         Section 5(a) above (the "Incentive Bonus"). Any such Incentive Bonus
                                  ---------------
         shall be determined by the Board and shall be based on the Executive's performance and contribution to the Company.

                           (i)  Criteria. Prior to the end of each fiscal year,
                                --------
                  the Board's Compensation Committee (or, if there is no Compensation Committee, the Board) shall approve the criteria (the "Criteria") upon which the Executive's Incentive Bonus
                        --------
                  for the following fiscal year will be based, except that the Criteria for fiscal year 2001 shall have been approved as of the date this Agreement is executed. The Criteria for each fiscal year in which this Agreement is in effect shall be attached hereto as Exhibit A and thereby considered a part of
                                     ---------
                  this Agreement.

                           (ii) Time of Payment. The Incentive Bonus, to the
                                ---------------
                  extent earned (if any) in the Board's sole discretion, shall be paid to the Executive the earned bonus with up to one-half after the first 6 months and the other one-half paid at year-end. The Executive understands and agrees that he is not guaranteed an Incentive Bonus and that the amount of the Incentive Bonus, if any, will be determined by the Board upon the recommendation of the Compensation Committee.

                  (c) Expense Reimbursement. The Executive shall be entitled to
                      ---------------------
         receive reimbursement for all reasonable travel and business expenses in connection with services performed by the Executive hereunder, in accordance with the established policies of the Company with respect to expense reimbursement. As a condition of receiving such reimbursement, the Executive shall account for such expenses to the extent necessary to substantiate the Company's Federal income tax deductions for such expenses under the Internal Revenue Code of 1986, as amended from time to time and the regulations thereunder (the "Code").
                                                      ----

                  (d)      Miscellaneous Compensation.
                           --------------------------

                           (i) Welfare Plans. The Executive shall be entitled to
                               -------------
                  receive benefits under the Company's benefit plans as now in effect or hereafter implemented, including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs and similar benefits (collectively, the "Welfare Plans"), on terms which are no
                                      -------------
                  less favorable than the benefits made available to other executive officers of the Company.

                           (ii) Stock Options. The Executive may participate in
                                -------------
                  stock options (either incentive or non-statutory stock options) or ownership plans as may be established from time to time by the stockholders or the Board, to the extent, if any, determined by the Board or other administrative authority appointed by the Board to administer such stock option or ownership plan. Immediately after the

               Company's 2001 Stock Option Plan or any similar stock option plan is approved by the stockholders of the Company and becomes effective, the Company shall grant to the Executive incentive stock options to acquire an aggregate of Fifty Thousand (50,000) shares of the Company's common stock, $.01 par value per share (the "Common Stock"). The exercise price for such options shall
                     ------------
               be the fair market value of the Common Stock as of the grant date. The options to acquire Twenty-Five Thousand (25,000) shares of Common Stock shall vest on each of September 1, 2001 and March 31, 2002. Notwithstanding anything contained herein to the contrary, the options to be granted to the Executive shall be subject to the terms and conditions of the applicable stock option plan.

                    (iii) Vacation. The Executive shall be entitled during each
                          --------
               of the Company's fiscal years, at a time mutually convenient to the Company and the Executive, in accordance with the Company's vacation policy, as may be in effect from time to time, to a vacation six weeks (which may be taken consecutively or non-consecutively) during which time the Executive's salary will be paid in full. The number of days of vacation will be prorated for any portion of a fiscal year less than twelve (12) months during which the Executive is employed hereunder. The Executive shall not be entitled to receive pay in lieu of accrued but unused vacation in any calendar year.

                    (iv) Perquisites. During the term of the Executive's
                         -----------
               employment, the Executive shall be entitled to receive, in addition to the benefits named above, such perquisites and fringe benefits appertaining to his position in accordance with any policies, practices and procedures establishing by the Board, as may be in effect from time to time.

          6.   Termination by the Company. The Executive's employment hereunder
               --------------------------
may be terminated by the Company without any breach of this Agreement upon any of the following events:

               (a)  Death. The Executive's employment hereunder shall terminate
                    -----
          upon his death.

               (b)  Disability. If as a result of the Executive's incapacity due
                    ----------
          to substantial physical or mental disability which renders or will render the day-to-day performance of his duties hereunder impossible or hazardous to perform ("Disability"), the Executive shall have been
                                    ----------
          absent from the performance of his duties hereunder for (i) a consecutive period of thirty (30) days, or (ii) an aggregate of sixty
          (60) days during any consecutive one hundred eighty (180) day period, the Company may terminate the Executive's employment. The Company shall give the Executive fourteen (14) days' written notice of its intent to terminate the Executive's employment due to the Executive's Disability; provided, however, that in no event shall such termination
                      --------  -------
          be effective prior to the end of the running of the thirty (30) day or one hundred eighty (180) day period, as the case may be. In the event that the Executive returns to the performance of his duties under this Agreement on a full time basis before the expiration of the Company's fourteen (14) days' written notice of termination, then such Executive shall not be terminated but shall retain his employment with the Company.

               (c)  For Cause. The Company may immediately terminate the
                    ---------
          Executive's employment under this Agreement at any time for cause by giving the Executive written notice of such termination. For purposes of this Agreement, "for cause" shall include, without limitation, any
                              ---------
          of the following:

                    (i) an intentional act of fraud, embezzlement, misappropriation or theft in connection with the Executive's duties or in the course of the Executive's employment with the Company;

                    (ii) intentional or willful damage to any of the property or assets of the Company or its subsidiaries;

                    (iii) the willful or negligent failure of the Executive to substantially perform his duties hereunder or to comply with the policies, standards or regulations of the Company as in effect from time to time, after written demand for substantial performance is delivered to the Executive by the Company, which failure has not been cured within thirty (30) days after the Executive's receipt of such written notice;

                    (iv) the willful violation by the Executive of any of the covenants, agreements representations or warranties contained herein;

                    (v) the conviction of the Executive for any felony or misdemeanor involving dishonesty, deceit, fraud or moral turpitude; or

                    (vi) any other willful and intentional act by the Executive which is materially injurious to the Company, as determined in the good faith judgment of the Board.

               (d)  Without Cause. In addition to any other rights the Company
                    -------------
          has to terminate the Executive's employment under this Agreement, the Company may terminate the Executive without cause upon thirty (30) days' prior written notice to the Executive of such termination; provided, however, the Executive shall be entitled to receive the
          --------  -------
          severance payments and benefits set forth in Section 10(b) hereof. For purposes of this Agreement, the term "without cause" shall mean
                                                -------------
          termination by the Company on any grounds other (i) than those set forth in Sections 6(a), (b) or (c) hereof; or (ii) the expiration of this Agreement at the end of the initial term or any renewal term as provided in Section 2 hereof.

     7.   Termination by the Executive.
          ----------------------------

          (a)  Termination Right. The Executive may terminate his employment
               -----------------
     hereunder by written notice to the Company of such termination upon the occurrence of any of the following:

               (i)  Disability. The Executive's Disability which continues for a
                    ----------
          consecutive period of at least thirty (30) days; as determined by the mutual agreement of a physician selected by the Company or its insurers and a physician selected by the Executive; provided, however,
                                                              --------  -------
          if the opinions of the Company's physician and the Executive's physician conflict, the Company's physician and the Executive's physician shall together agree upon a third physician, whose opinion shall be binding; or

               (ii) Company Breach. The Company's failure to comply with any
                    --------------
          material provision of this Agreement, which failure has not been cured within thirty (30) days after written notice of such noncompliance has been given by the Executive to the Company, provided, however, that if
                                                      --------  -------
          the Company has commenced with cure and is continuing to effect such cure in good faith, the Company shall have such time as is necessary to complete such cure and during such period, the Executive may not terminate this Agreement on the grounds of such breach by the Company.

          (b)  Voluntary Resignation. The Executive may terminate his employment
               ---------------------
     with the Company by giving written notice to the Board of his voluntary resignation. The Executive's resignation notice shall specify the Date of Termination, which shall not be less than thirty (30) days from the giving of such resignation notice unless otherwise agreed to by the Board. Such resignation shall not preclude the Company from terminating the Executive's employment in accordance with the terms of this Agreement prior to the Date of Termination noted in the Executive's notice of resignation.

     8.   Termination Following a Change in Control. In the event of the
          -----------------------------------------
occurrence of a Change in Control (as defined below) in connection with which the Executive is terminated by the Company or any successor thereof (other than for cause), on or before the expiration of the unexpired term of this Agreement, the Company or any successor thereof shall pay to the Executive, in immediately available funds within five (5) business days after the Date of Termination, an amount equal to two (2) times the Executive's Annual Salary as of the date of the first event constituting a Change in Control, plus an amount equal to any Incentive Bonus paid to him in the immediately preceding fiscal year of the Company. For purposes of this Agreement, a "Change in Control" shall mean (i) a
                                            -----------------
sale, transfer or other conveyance of all or substantially all of the assets of the Company on a consolidated basis; (ii) the acquisition of beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), directly or indirectly, of securities representing fifty percent (50%) or more of the total number of votes that may be cast for the election of directors of the Company; (iii) the failure at any annual or special meeting of the Company's stockholders following an "election contest" subject to Rule 14a-11 promulgated under the Exchange Act, of any of the persons nominated by the Company in the proxy material mailed to stockholders by the management of the Company to win election to seats on the Board, excluding only those who die, retire voluntarily, are disabled or are otherwise disqualified in the interim between their nomination and the date of the meeting; (iv) the Company merges or consolidates with another corporation or entity in which the Company is not the surviving entity; or (v) the Company becomes a majority-owned subsidiary of another corporation or entity.

         In addition, for a period of one year after the Date of Termination following a Change in Control, the Company shall provide the Executive with benefits under the Company's Welfare Plans substantially similar to those which the Executive was receiving or was entitled to receive immediately prior to such termination, and to the extent that any such benefit cannot be paid or provided under any Welfare Plan of the Company, then the Company will itself pay or provide for such benefits to the Executive and, if applicable, to the Executive's dependents and beneficiaries.

          9.   Date of Termination. For purposes of this Agreement, "Date of
               -------------------                                   -------
Termination" shall mean any of the following events:
-----------

               (a) The date of the Executive's death, if the Executive's employment is terminated by his death;

               (b) If the Executive's employment is terminated by the Company due to his Disability, thirty (30) days after notice of termination is given to the Executive pursuant to Section 6(b) hereof, provided that the Executive shall not have returned to the performance of his duties on a full time basis during such thirty (30) day period;

               (c) The date on which the term of the Executive's employment with the Company ends pursuant to Section 2 hereof; or

               (d) If the Executive's employment is terminated by the Executive or the Company for any other reason, the date specified in the notice of termination.

          10.  Compensation Upon Termination.
               -----------------------------

               (a)  Death; Disability. If the Executive's employment is
                    -----------------
          terminated due to the Executive's death or Disability, the Company shall have no further payment obligations to the Executive or his legal representatives other than for payment of (i) that portion of the Executive's Annual Salary accrued through the Date of Termination to the extent not therefore paid, and (ii) any portion of the Incentive Bonus for such fiscal year which is determined by the Board to have been earned by the Executive prior to the Date of Termination. Such payment obligations shall be paid by the Company in a lump sum in cash within thirty (30) days of the Date of Termination. During any period that the Executive fails to perform his duties hereunder as a result of his Disability (the "Disability Period"), the Executive
                                         -----------------
          shall continue to receive his Annual Salary at the rate then in effect during such Disability Period until his employment is terminated pursuant to the terms of this Agreement. Salary payments made to the Executive during the Disability Period shall be reduced by any amounts paid or payable to the Executive under the Company's disability plan during such Disability Period.

                  (b) Without Cause; Company Breach. If the Executive's
                      -----------------------------
         employment is terminated by the Company without cause, or the Executive terminates his employment with the Company pursuant to Section 7(a)(ii) due to the Company's uncured breach of this Agreement, then in lieu of payment of the Executive's salary for the unexpired portion of the term of this Agreement, the Company shall pay the Executive (i) in a lump sum in cash within thirty (30) days after the Date of Termination (or such earlier date as required by applicable law) that portion of the Employee's Annual Salary accrued through the Date of Termination to the extent not theretofore paid, (ii) in a lump sum in cash within thirty
         (30) days after the Date of Termination (or such earlier date as required by applicable law), the Incentive Bonus prorated from the first day of the Company's then current fiscal year to the Date of Termination ("Prorated Incentive Bonus"), and (iii) severance payments ("Severance Payments") in accordance with the customary payroll
           ------------------
         practices of the Company, in an amount equal to that portion of his Annual Salary in effect on the Date of Termination for the lesser of
         (1) twelve (12) months, or (2) the number of full or partial calendar months remaining after termination and before the expiration of the term hereof (Severance Period"), provided that such Severance Payments
                      ----------------
         shall be paid to the Employee only upon his execution of a release and waiver of claims in the form required by the Company.

                  (c) Resignation; For Cause. If the Executive shall resign his
                      ----------------------
         employment or Executive's employment is terminated by the Company for cause, the Company shall pay the Executive his Annual Salary through the Date of Termination at the rate then in effect, and the Prorated Incentive Bonus. In such event, the Company shall have no further obligations to the Executive under this Agreement for any claim of compensation or damages arising from the termination of the Executive's employment.

                  (d) Limitation on Payments. Notwithstanding anything in this
                      ----------------------
         Agreement or elsewhere to the contrary, in the event that any payment or benefit received by the Executive pursuant to this Agreement (the "Compensation") would (i) constitute a "parachute payment" within the
          ------------
         meaning of Section 280G of the Code and (ii) but for this Section 10(d), be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then such Compensation shall be reduced to the
               ----------
         largest amount which would result in no portion of the Compensation being subject to the Excise Tax (the "Acceptable Amount"). The Company
                                               -----------------
         further agrees that, following the written request of the Executive, the Company shall request stockholder approval with respect to Code
         Section 280G(b)(5). In no event shall the Company be liable to the Executive for any failure to obtain the requisite stockholder approval or for any Compensation made to the Executive in excess of the Acceptable Amount. Any disputes with respect to the determination of the Acceptable Amount shall be resolved by an accounting or law firm that is mutually acceptable to the Company and the Executive.

                  (e) Release. No amount shall be payable pursuant to Section
                      -------
         10(b) or (c) hereof unless (i) the Executive shall have executed and delivered to the Company, promptly after the Date of Termination, the General Release substantially in form and substance as set forth in Exhibit B hereto; and (ii) the Executive shall not have breached any
         ---------
         provision of Sections 13, 14, 15 and 16 of this Agreement.

         11.  Representations and Warranties of the Executive. The Executive
              -----------------------------------------------
represents and warrants to the Company that:

                  (a) The Executive is not a party to any contract, restriction or other obligation, the compliance of which is inconsistent with the execution of this Agreement, the performance of the Executive's obligations hereunder, or the rights of the Company hereunder; and

                  (b) The Executive is under no physical or mental disability that would hinder the full performance of his duties and obligations under this Agreement.

         12. Return of Company Property. Upon termination of this Agreement by
             --------------------------
either party, all Company documents, manuals, price lists, customer account lists, mailing lists, keys, credit cards and all other documents, materials and property of the Company in the Executive's possession or control, including all copies thereof, shall be immediately returned to the Company by the Executive. Compensation may be withheld by the Company pending receipt of a written sworn statement by the Executive that all such documents, materials and property has been returned.

         13. Confidential and Proprietary Information. The Company will
             ----------------------------------------
immediately provide the Executive with Proprietary Information (as hereinafter defined) and will provide the Executive with such specialized training as the Company, in its sole discretion, deems necessary or beneficial to the Executive's performance of his job duties hereunder. In exchange, the Executive agrees to keep all Proprietary Information in confidence and trust, and will not use or disclose any such Proprietary Information without the Company's prior written consent, except as may be necessary for the Executive's performance of his job duties hereunder. For purposes of this Agreement, "Proprietary Information" shall mean any confidential or secret information relating to the business of the Company or to the business of any parent, subsidiary, affiliate, customer or supplier of the Company or third party. Such Proprietary Information includes, but is not limited to, inventions, ideas, data, know-how, developments, designs, techniques, marketing plans, product plans, business strategies, financial information, forecasts, personnel information and customer information.

         14. Restrictive Covenants. Ancillary to the agreement between the
             ---------------------
Company and the Executive whereby the Company promises to provide the Executive with Proprietary Information and specialized training and the Executive promises to keep all Proprietary Information in confidence and trust, the Executive agrees to the restrictions set out in this Section 14. The Executive recognizes and agrees that these restrictions are necessary to protect the Company's customer base, good will, Proprietary Information and other business interests.

                  (a) Non-Competition Covenant. The Executive hereby covenants
                      ------------------------
         and agrees that he shall not, without the prior written consent of the Company, during the term of this Agreement, and for a period of one (1) year immediately following the Date of Termination, directly or indirectly, on behalf of any other person, firm, partnership, company or entity, render any services similar to the services he rendered for the Company under this Agreement to any Competitor of the Company within the geographic area in which the Executive had responsibilities under this Agreement. For the purpose of this Agreement, "Competitor" means any person or business entity engaged in the business of owning or operating retail pharmacy stores or selling products or services similar to those provided by the Company. The Executive further covenants and agrees that, without the prior written consent of the Company, the Executive shall not, during his employment with the Company and for a one-year period following the termination of his employment with the Company for any reason, directly or indirectly, either as an individual or in any other capacity, (i) invest in any Competitor of the Company (other than investments in publicly-owned companies which constitute not more than one percent (1%) of the voting securities of such Competitor), or (ii) take any action inconsistent with his fiduciary relationship to the Company.

                  (b) Covenant Not to Solicit Customers. The Executive hereby
                      ---------------------------------
         expressly covenants and agrees that he shall not, without the prior written consent of the Company, during the term of this Agreement, and for a period of one (1) year immediately following the Date of Termination, directly or indirectly for himself, or on behalf of any other person, firm, partnership, company or other entity, (i) contact any then current or former customers of the Company for any purpose whatsoever, including, without limitation, the sale or marketing of products or services similar to those provided by the Company; (ii) solicit, divert or take away any such customers of Company; (iii) contact, or assist any person in contacting, any employee or former employee of the Company for the purpose of offering any such employee employment; and (iv) solicit to hire or hire any employee or former employee of the Company.

                  (c) Covenant Not to Solicit Employees. The Executive agrees
                      ---------------------------------
         that during his employment with the Company and for a period of one (1) year following the termination of his employment with the Company, he will not directly or indirectly, on his own behalf or on behalf of any other person or business entity, (i) hire any person employed by the Company at the time of his termination, (ii) attempt to influence any person employed by the Company at the time of his termination to leave his or her employment, or (iii) use or disclose to any person or business entity any personal information regarding any of the Company's employees.

                  (d) Covenant Not to Access. The Executive agrees that
                      ----------------------
         following the termination of his employment with the Company, he will not access the Company's computer systems, download files or any information from the Company's computer systems or in any way interfere, disrupt, modify or change any computer program used by the Company or any data stored on the Company's computer systems.

                  (e) Reasonable Restrictions. The Executive acknowledges and
                      -----------------------
         agrees that the restrictions set forth in this Section 14 are reasonable as to time, geographic area and scope of activity and do not impose a greater restraint than is necessary to protect the goodwill and other business interests of the Company, and the Executive agrees that the Company is justified in believing the foregoing. If any provision of this Section 14 should be found by any court of competent jurisdiction or arbitrator appointed pursuant to Section 25 hereof to be unenforceable by reason of its being too broad as to the period of time, territory, and/or scope, such provision shall nevertheless remain valid and fully effective, but shall be considered to be amended so that the period of time, territory, and/or scope set forth herein shall be changed to be the maximum period of time, the largest territory, and/or the broadest scope, as the case may be, which would be found enforceable by such court or arbitrator.

         15. Covenant Not to Disclose Trade Secrets or Other Confidential
             ------------------------------------------------------------
Information. The Executive hereby assigns to Company all of his right, title,
-----------
and interest to, and shall promptly disclose to Company, all ideas, inventions, discoveries, or improvements (whether or not patentable) conceived or developed solely or jointly by the Executive during his employment with Company that (i) relate to the business of the Company or the actual or anticipated research or development of Company; (ii) result from any work performed by the Executive for the Company; or (iii) for which equipment, supplies, facilities, or confidential information of the Company were used. During the term of this Agreement and perpetually thereafter, irrespective of the reason for termination of this Agreement or by whom, the Executive shall keep secret and shall not use all trade secrets and all other confidential and/or proprietary information, "know-how", consultant contracts, customer lists, subscription lists, sales data, supply sources, source codes, pricing policies, operational methods, marketing plans and strategies, product development techniques or plans, business acquisition plans, new personnel acquisition plans, formulae, methods of manufacture, technical processes, designs and design projects, inventions and discoveries (whether or not domestic or foreign patent application have been filed therefor), research projects, experiments, investigations, searches and all other confidential documents, whether or not so labeled, and the business affairs of the Company learned by the Executive at any time during his employment with the Company (collectively, the "Confidential Information"), and
                                                ------------------------
the Executive shall not disclose such Confidential Information to anyone outside of the Company, either during or after his employment by the Company, except as required by law or in the course of performing his duties hereunder.

         All memoranda, notes, lists, records and any other documents (and all copies thereof), whether or not labeled "confidential", made or compiled by or made available to the Executive during his employment with the Company concerning the Company, or any of its affiliates shall be the Company's property and shall be delivered to the Company promptly upon the termination of the Executive's employment with the Company, or at any time upon request of the Company.

         16. Covenant of Non-disparagement. The Executive agrees and promises
             -----------------------------
that, during the term of and after the termination of this Agreement (regardless of whether the Executive is terminated with or without cause, voluntarily resigns or otherwise), not to make any libelous, disparaging or otherwise injurious statements about or concerning the Company, its officers, employees or representatives. Such prohibited statements include any statement that is injurious to the business or business reputation of the Company, its affiliates or their employees or representatives.

         17. Binding Agreement. This Agreement and all rights of the Executive
             -----------------
hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In addition, this Agreement and the obligations and rights of the Company hereunder shall be binding on any person, firm, or corporation which is a successor in interest to the Company.

         18. Notice. All notices, requests and other communications under this
             ------
Agreement shall be in writing (including a writing delivered by facsimile transmission) and shall be deemed to have been duly given if delivered by hand, or sent by either certified or registered mail, return receipt requested, postage prepaid, by overnight courier guaranteeing next day delivery, or by facsimile, addressed as follows:

         If to the Executive:

         Philip D. Stone

         ----------------------

         ----------------------
         Facsimile No.:  (___) ___-____

or at such other address or facsimile number as the Executive may have advised the Company in writing; and

         If to the Company:

         Horizon Pharmacies, Inc.
         531 W. Main Street
         Denison, Texas 75020
         Attn:  Ricky D. McCord,
         President and Chief Executive Officer
         Facsimile No.: (903) 465-6274

or at such other address or facsimile number as the Company may have advised the Executive in writing.

         All such notices, requests and other communications shall be deemed to have been received (i) on the date of delivery thereof, if delivered by hand;
(ii) on the third day after the mailing thereof, if mailed; (iii) on the next day after the sending thereof, if by overnight courier; and (iv) when receipt is acknowledged, if faxed.

         19. Waivers and Amendments. No amendment or waiver of any provision of
             ----------------------
this Agreement, nor consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by each party hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of a party hereto to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         20.  Captions. The captions, headings and arrangements used in this
              --------
Agreement are for convenience only and do not in any way affect, limit or amplify the provisions hereof.

         21. Invalid Provisions. If any provision of this Agreement is held to
             ------------------
be illegal, invalid or unenforceable, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid or unenforceable provision or its severance from this Agreement.

         22. Assignability. This Agreement may not be transferred, assigned,
             -------------
pledged or hypothecated by either party hereto without the prior written consent of the other party to this Agreement; provided, however, the Company may assign
                                      --------  -------
this Agreement to any person or entity acquiring all or substantially all of the business or assets of the Company pursuant to a purchase of assets, merger, consolidation, incorporation, reorganization or liquidation of the Company, or otherwise.

         23. Attorneys' Fees. In the event that any action or proceeding is
             ---------------
commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the party to such action or proceeding may receive as part of any award, judgment, decision or other resolution of such action or proceeding, its costs and attorneys' fees as determined by the person or body making such award, judgment, decision or resolution. Should any claim hereunder be settled prior to the commencement of any such action or proceeding, the parties may mutually agree to include as part of the damages alleged to have been incurred reasonable costs of attorneys or other professionals in investigation or counseling with respect to such claim.

         24.  Governing Law. This Agreement, its validity, construction and
              -------------
interpretation and the rights and remedies of the parties hereto shall be governed by the substantive laws of the State of Texas, without giving effect to its principles of conflict laws.

         25. Arbitration. Subject to Section 26 hereof, to the extent that the
             -----------
parties hereto are unable to resolve their disputes or controversies arising out of or relating to this Agreement or the performance, breach, validity, interpretation or enforcement of this Agreement, or the Executive's employment and/or termination, including, without limitation, any and all claims or causes of action which may arise or be asserted under federal, state or local regulatory, statutory or common law, and including, without limitation, claims under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Civil Rights Act of 1991, the Family Medical Leave Act, the Texas Commission on Human Rights Act, wrongful discharge, and tort (such as intentional infliction of emotional distress, libel, slander, invasion of privacy or personal injury), all such disputes and controversies will be resolved by binding arbitration in accordance with the United States Arbitration Act and the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"), and
                                           ---
judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. A party hereto may initiate arbitration by sending written notice of its intention to arbitrate to the other party and to the AAA office located in Dallas, Texas. Such written notice will contain a description of the dispute and the remedy sought. The arbitration will be conducted at the offices of the AAA in Dallas, Texas before an independent and impartial arbitrator acceptable to the parties hereto. In the event that the parties have not mutually agreed on an acceptable arbitrator within thirty (30) days after the demand for arbitration is filed, the arbitrator shall be appointed in the manner provided by Rule 13 of the Commercial Arbitration Rules of the AAA. The decision of the arbitrator will be final and binding on the parties hereto and their successors and assignees. The parties hereto intend that this agreement to arbitrate be irrevocable. In providing a remedy under this Section 25, the parties agree that the arbitrator shall not award punitive damages against any party, and the parties hereby mutually waive any claim for punitive damages which may be awarded in connection with any dispute subject to arbitration under this Agreement.

         26. Injunctive Relief. Each party (i) acknowledges that a remedy at law
             -----------------
for any breach or attempted breach of this Agreement will be inadequate; (ii) agrees that each party will be entitled to specific performance and injunctive and other equitable relief in case of any breach or attempted breach of this Agreement; and (iii) agrees not to use as a defense that any party has an adequate remedy at law. This Agreement is enforceable in a court of equity by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection herewith. Such remedy is not exclusive and is in addition to any other remedies now or hereafter existing at law or in equity, by statute or otherwise. No delay or omission in the exercise of any right or remedy set forth in this Agreement will operate as a waiver thereof, and no partial exercise of such right or remedy will preclude the further exercise thereof, or the exercise of any other right or remedy.

          27.  Entirety. This Agreement contains the entire agreement among the
               --------
parties with respect to the matters addressed herein and supersedes all prior representations, inducements, promises or agreements, oral or otherwise, which are not embodied herein.

          28.  Counterparts. This Agreement may be executed in multiple
               ------------
counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed collectively to be one agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.


COMPANY:                                HORIZON PHARMACIES, INC.



                                        By: /s/ Ricky D. McCord
                                           ---------------------------------
                                           Printed Name:   Ricky D. McCord
                                           Title:  President and Chief Executive
                                                   Officer

EXECUTIVE:
                                         /s/ Philip D. Stone
                                        ----------------------------------
                                        Philip D. Stone


WITNESS:


 /s/ Leslie Reins
--------------------------------
Printed Name: Leslie Reins
             -------------------

                                    EXHIBIT A

                         EXECUTIVE PERFORMANCE CRITERIA
                         ------------------------------

                                    EXHIBIT B

                             FORM OF GENERAL RELEASE
                             -----------------------

                                       17